Exhibit 99.2

GUARANTEE AGREEMENT

GUARANTEE AGREEMENT, dated as of September 17, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, this “Guarantee”), made by AG MORTGAGE INVESTMENT TRUST, INC., a Maryland corporation (the “REIT Guarantor”), and AG MIT, LLC, a Delaware limited liability company (the “Pledgor Guarantor” and, jointly and severally with REIT Guarantor, each a Guarantor and, collectively, the “Guarantors”), in favor of WELLS FARGO BANK, N.A., a national banking association (“Buyer”) and any of its parent, subsidiary or affiliated companies.

RECITALS

Pursuant to that certain Master Repurchase and Securities Contract, dated as of September 17, 2014 (as amended, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), among Wells Fargo Bank, National Association (as “Buyer”) and AG MIT CREL, LLC, (“Seller”), Seller has agreed to sell, from time to time, to Buyer certain Purchased Assets, as defined in the Repurchase Agreement, upon the terms and subject to the conditions as set forth therein. Pursuant to the terms of that certain Custodial Agreement, dated as of the date hereof, by and between Wells Fargo Bank, National Association, as custodian (in such capacity, the “Custodian”), Buyer and Seller (as amended, supplemented or otherwise modified from time to time, the “Custodial Agreement”), the Custodian is required to take possession of the Purchased Assets, along with certain other documents specified in the Custodial Agreement, as the Custodian for, and on behalf of, Buyer and any future purchaser, on each delivery date, in accordance with the terms and conditions of the Custodial Agreement. Pledgor Guarantor has entered into that certain Pledge Agreement in favor of Buyer, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”), pursuant to which Pledgor Guarantor has pledged to Buyer all of its Equity Interests in Seller. The Repurchase Agreement, the Custodial Agreement, the Pledge Agreement, this Guarantee and any other agreements executed in connection with the Repurchase Agreement and the Custodial Agreement shall be referred to herein as the “Repurchase Documents”.

It is a condition precedent to Buyer entering into the Repurchase Agreement and purchasing the Purchased Assets pursuant thereto that Guarantors shall have executed and delivered this Guarantee to Buyer.

NOW, THEREFORE, in consideration of the foregoing premises, to induce Buyer to enter into the Repurchase Documents and to enter into the transactions contemplated thereunder, Guarantor hereby agrees with Buyer, as follows:

1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Repurchase Agreement and used herein are so used as so defined. The following terms shall have the following meanings:

“Capital Call Agreements”: (A) that certain Capital Contribution Assignment, Security and Consent Agreement, dated as of the date hereof, by and among Pledgor Guarantor, REIT Guarantor, and Buyer, as amended, restated, supplemented or otherwise modified and in effect from time to time, and (B) certain Capital Contribution Assignment, Security and Consent Agreement, dated as of the date hereof, by and among Seller, Pledgor Guarantor and Buyer, as amended, restated, supplemented or otherwise modified and in effect from time to time.

“Guaranteed Obligations”: Collectively, (a) all payment and performance obligations of Seller to Buyer under or in connection with the Repurchase Agreement and any other Repurchase Documents, including, without limitation, all interest and fees that accrue after the commencement by or against Seller or Guarantor of any Insolvency Proceeding naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding (in each case, whether due or accrued); (b) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; (c) all expenses, including, without limitation, reasonable attorneys’ fees and disbursements, that are incurred by Buyer in the enforcement of any of the foregoing or any obligation of Guarantor hereunder; and (d) any other obligations of Seller with respect to Buyer under each of the Repurchase Documents.

“Haircut Equity”: On any date of determination for any Purchased Asset that, as of such date of determination, has not been repurchased in full by Seller from Buyer at any time since its most recent Purchase Date, an amount equal to the excess of (a) the Market Value of such Purchased Asset as of such Purchase Date therefor, over (b) the Purchase Price of such Purchased Asset as of such Purchase Date therefor.

2. Guarantee. (a) Subject to the limitations set forth in the remaining subsections for this Section 2, each Guarantor hereby unconditionally and irrevocably guarantees, jointly and severally, to Buyer, the prompt and complete payment and performance of the Guaranteed Obligations by Seller when due, whether at the stated maturity, by acceleration or otherwise.

(b) Subject to clauses (c), (d) and (e) below, the maximum liability of the Guarantors hereunder and under the Repurchase Documents shall, on any date of determination, in no event exceed the following aggregate amount: (i) $80,000,000, less (ii) the aggregate Haircut Equity of all Purchased Assets as of such date of determination, less (iii) the total amount of all Margin Deficits which have been paid in the form of cash to Buyer by Seller for each Purchased Asset that, as of such date of determination, has not been, at any time since its most recent Purchase Date, repurchased by Seller from Buyer, and less (iv) the aggregate of all amounts that have been deposited into the Reserve Account, to the extent such amounts have not been disbursed from the Reserve Account to, on behalf of, or at the direction of, Seller (other than on behalf of, or at the direction of, Seller in respect of any obligations of Guarantor or Seller under the Repurchase Documents); provided, however, that, nothing in this clause (iv) shall be interpreted to reduce, limit or abrogate any of Seller’s obligations under Section 8.11 of the Repurchase Agreement, which shall each remain in full force and effect, independent of this clause (iv).

(c) Notwithstanding the foregoing, the limitation on recourse liability as set forth in subsection (b) above SHALL BECOME NULL AND VOID and shall be of no further force and effect and all Guaranteed Obligations immediately shall become fully recourse to Seller and Guarantors, jointly and severally, in the event of any of the following (provided, however, Guarantor shall have no liabilities or obligations pursuant to sub-clauses (i) or (ii) of this clause (c), either (I) to the extent the same relates to any proceeding that is the subject of this clause (c) that is commenced with respect to Seller, from and after the date that (x) Buyer assumes ownership and control of the Capital Stock of Seller, (y) Buyer sells the Purchased Assets to a third party or (z) Buyer assumes ownership of the Purchased Assets in Buyer’s own name and with no remaining corresponding obligation to Seller under the Repurchase Agreement as a result of, in each case, the exercise of remedies pursuant to the Pledge Agreement, or (II) to the extent that the same occurred as a result of any act of Buyer, any of Buyer’s Affiliates, or any authorized officer, agent, or representative of any of the foregoing including, without limitation, any exercise of remedies under the Repurchase Documents and that occurs at the express direction of any such Person while Buyer is acting as “Directing Party”, as such term is defined in the Servicing Agreement dated September 17, 2014, by and among Seller, Buyer and Wells Fargo Bank, N.A. as Servicer (the “Servicing Agreement”):

(i) a voluntary bankruptcy or insolvency proceeding is commenced by Seller under the Bankruptcy Code or any similar federal or state law;

(ii) an involuntary bankruptcy or insolvency proceeding is commenced against Seller or either Guarantor in connection with which Seller, either Guarantor, or any Affiliate of any of the foregoing has or have colluded in any way with the creditors commencing or filing such proceeding; and

(iii) fraud or intentional misrepresentation by Seller, either Guarantor or any other Affiliate of Seller or Guarantor in connection with the execution and the delivery of this Guarantee, the Pledge Agreement, the Repurchase Agreement, either Capital Call Agreement, any power of attorney, or any of the other Repurchase Documents, or any certificate, report, financial statement or other instrument or document furnished to Buyer at the time of the closing of the Repurchase Agreement or during the term of the Repurchase Agreement.

(d) Notwithstanding the foregoing, the limitation on recourse liability as set forth in subsection (b) above shall not be applicable to, and Guarantors shall be fully liable for, any and all actual losses, costs, claims, damages or other liabilities incurred or suffered by Buyer to the extent resulting from any of the following (provided, however, Guarantor shall have no liabilities or obligations pursuant to this clause (d) to the extent the same (I) were the result of any act of Buyer, any of Buyer’s Affiliates, or any authorized officer, agent, or representative of any of the foregoing including, without limitation, any exercise of remedies under the

Repurchase Documents and that occurs at the express direction of any such Person while Buyer is acting as “Directing Party”, as such term is defined in the Servicing Agreement, (II) arose in connection with any event or circumstance that occurred after the sale of any Purchased Asset by Seller or any of its Affiliates to an unaffiliated third-party, or (III) first accrued and arose from and after the date that Buyer assumes ownership and control of the Capital Stock of Seller as a result of the exercise of remedies pursuant to the Pledge Agreement):

(i) any material breach of the separateness covenants contained in the Repurchase Agreement; and

(ii) any material breach of any representations and warranties relating to Environmental Laws, or any indemnity for costs incurred in connection with the violation of any Environmental Law, the correction of any environmental condition, or the removal of any Materials of Environmental Concern, in each case in any way affecting any of Seller’s properties or any of the Purchased Assets.

(e) In addition to the foregoing and notwithstanding the limitation on recourse liability set forth in subsection (b), Guarantors shall be, jointly and severally, liable for any losses, costs, claims, expenses or other liabilities incurred by Buyer arising out of or attributable to breaches of any of the items listed in clause (c) above.

(f) Nothing herein shall be deemed to be a waiver of any right which Buyer may have under Section 506(a), 506(b), 1111(b) or any other provision of the Bankruptcy Code to file a claim for the full amount of the outstanding obligations under the Repurchase Agreement or to require that all collateral shall continue to secure all of the indebtedness owing to the Buyer in accordance with the Repurchase Agreement or any other Repurchase Documents.

(g) Guarantors further agree to pay, jointly and severally, any and all reasonable expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by Buyer in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Guaranteed Obligations and/or enforcing any rights with respect to, or collecting against, Guarantor under this Guarantee, and agree to indemnify, jointly and severally, and hold harmless Buyer from any and all claims, damages, losses, liabilities, costs and expenses that may be incurred by or asserted or awarded against Buyer, in each case relating to or arising out of this Guarantee, that, in each case, results from anything whatsoever other than (A) Buyer’s gross negligence or intentional misconduct, as determined by a court of competent jurisdiction pursuant to a final, non-appealable judgment in their favor on such claims, as determined by a court of competent jurisdiction, or (B) any claim brought by Guarantors against Buyer for special, exemplary, punitive, indirect, incidental or consequential damages resulting from breach in bad faith Buyer of Buyer’s obligations hereunder, if Guarantors obtained a final, non-appealable judgment in their favor on such claim, as determined by a court of competent jurisdiction.

(h) No payment or payments made by Seller or any other Person or received or collected by Buyer from Seller or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of any or all of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of either Guarantor hereunder which shall, notwithstanding any such payment or payments, remain liable, jointly and severally, for all of the Guaranteed Obligations until all of the Guaranteed Obligations are paid in full.

(i) Guarantors agree to notify Buyer in writing whenever, at any time, or from time to time, either Guarantor and/or Seller shall make any payment to Buyer on account of either Guarantor’s liability hereunder, other than either Guarantor’s obligations to contribute capital, either directly or indirectly, to Seller.

3. Subrogation. Upon making any payment hereunder, each Guarantor shall be subrogated to the rights of Buyer against Seller (and/or the other Guarantor) and any collateral for any Guaranteed Obligations with respect to such payment; provided, that neither Guarantor shall seek to enforce any right or receive any payment by way of subrogation, or seek any contribution or reimbursement from Seller, until all amounts due and payable by Seller to Buyer under the Repurchase Documents have been paid in full; and, further provided, that such subrogation rights shall be subordinate in all respects to all amounts owing to the Buyer under the Repurchase Documents. If any amount shall be paid to either Guarantor on account of such subrogation rights at any time when all of the Repurchase Obligations then due and owing shall not have been paid in full, such amount shall be held by the applicable Guarantor in trust for Buyer, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to Buyer in the exact form received by such Guarantor (duly indorsed by such Guarantor to Buyer, if required), to be applied against the Repurchase Obligations then due and owing in such order as Buyer may determine.

4. Amendments, etc. with Respect to the Guaranteed Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against either Guarantor, and without notice to or further assent by either Guarantor, any demand for payment of any of the Guaranteed Obligations made by Buyer may be rescinded by Buyer and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Buyer, and any Repurchase Document and any other document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as Buyer may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by Buyer for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. Buyer shall have no obligation to protect, secure, perfect or insure any lien at any time held by it as security for the Guaranteed Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against either Guarantor, Buyer may, but shall be under no obligation to, make a similar demand on Seller, the other Guarantor, or any other guarantor, and any failure by Buyer to make any such demand or to collect any payments from Seller, the other Guarantor or any such other guarantor or any release of Seller or the other Guarantor or any such other guarantor shall not relieve either Guarantor of the Guaranteed Obligations or joint and several liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of Buyer against Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

5. Guarantee Absolute and Unconditional. (a) Each Guarantor hereby agrees that its obligations under this Guarantee constitute a joint and several guarantee of payment when due and not of collection. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by Buyer upon this Guarantee or acceptance of this Guarantee; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee; and all dealings between Seller or either Guarantor, on the one hand, and Buyer, on the other hand, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives promptness, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Seller or either Guarantor with respect to the Guaranteed Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (i) the validity, regularity or enforceability of the Repurchase Agreement or any Repurchase Document, any of the Guaranteed Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by Buyer, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by Seller against Buyer, (iii) any requirement that Buyer exhaust any right to take any action against Seller or any other Person prior to or contemporaneously with proceeding to exercise any right against either Guarantor under this Guarantee or (iv) any other circumstance whatsoever (with or without notice to or knowledge of Seller or either Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of Seller for the Guaranteed Obligations of Guarantors under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against Guarantor, Buyer may, but shall be under no obligation, to pursue such rights and remedies that Buyer may have against Seller or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by Buyer to pursue such other rights or remedies or to collect any payments from any such Seller or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Seller or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve either Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Buyer or any Affiliate of Buyer against either Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and each of their respective successors and assigns, and shall inure to the benefit of Buyer, and its successors, endorsees, transferees and assigns, until all the Guaranteed Obligations shall have been satisfied by payment in full, notwithstanding that from time to time during the term of the Repurchase Documents Seller may be free from any Guaranteed Obligations.

(b) Without limiting the generality of the foregoing, the occurrence of one or more of the following shall not preclude the exercise by Buyer of any right, remedy or power hereunder or alter or impair the joint and several liability of the Guarantors hereunder, which shall, remain absolute, irrevocable and unconditional:

(i) at any time or from time to time, without notice to either Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, waived or renewed, or Seller shall be released from any of the Guaranteed Obligations, or any of the Guaranteed Obligations shall be subordinated in right of payment to any other liability of Seller;

(ii) any of the Guaranteed Obligations shall be accelerated or otherwise become due prior to their stated maturity, in any case, in accordance with the terms of the Repurchase Agreement, or any of the Guaranteed Obligations shall be amended, supplemented, restated or otherwise modified in any respect, or any right under the Repurchase Agreement shall be waived, or any other guaranty of any of the Guaranteed Obligations or any security therefor shall be released, substituted or exchanged in whole or in part or otherwise dealt with;

(iii) the occurrence of any Default or Event of Default under the Repurchase Agreement, or the occurrence of any similar event (howsoever described) under any agreement or instrument referred to therein;

(iv) any delay, failure or inability of Seller, either Guarantor or any other guarantor or obligor in respect of any of the Guaranteed Obligations to perform, willful or otherwise, any provision of the Repurchase Agreement beyond any applicable cure periods;

(v) any action, forbearance or failure to act by Buyer that adversely affects either Guarantor’s right of subrogation arising by reason of any performance by either Guarantor of this Guarantee;

(vi) any suit or other action brought by, or any judgment in favor of, any beneficiaries or creditors of, Seller, either Guarantor or any other Person for any reason whatsoever, including any suit or action in any way disaffirming, repudiating, rejecting or otherwise calling into question any issue, matter or thing in respect of the Repurchase Agreement;

(vii) any lack or limitation of status or of power, incapacity or disability of Seller, either Guarantor or any other guarantor or obligor in respect of any of the Guaranteed Obligations;

(viii) any change in the laws, rules or regulations of any jurisdiction, or any present or future action or order of any Governmental Authority, amending, varying or otherwise affecting the validity or enforceability of any of the Guaranteed Obligations or the obligations of either Guarantor or any other guarantor or obligor in respect of any of the Guaranteed Obligations;

(ix) any lack of validity or enforceability of the Repurchase Agreement or any other Repurchase Document for any reason, including any bar by any statute of limitations or other law of recovery on any obligation under the Repurchase Agreement or any other Repurchase Document, or any defense or excuse for failure to perform on account of any event of force majeure, act of God, casualty, impossibility, impracticability, or other defense or excuse whatsoever;

(x) any change in the time, manner or place of payment of, or in any other term of, the Repurchase Agreement, any other Repurchase Document or any obligation thereunder, including any (i) amendment or waiver of or any consent to departure from the Repurchase Agreement or any other Repurchase Document and (ii) any modification made after revocation hereof to any Indebtedness incurred prior to such revocation, in any such case, made or effected in accordance with the terms of the Repurchase Agreement or any other Repurchase Document;

(xi) any action which Buyer may take or omit to take in connection with the Repurchase Agreement or any other Repurchase Document, any of the obligations thereunder (or any Indebtedness owing by Seller or Pledgor Guarantor to Buyer); any giving or failure to give any notice; any course of dealing of Buyer with Seller, Pledgor Guarantor or any other Person; or any forbearance, neglect, delay, failure, or refusal to take or prosecute any action for the collection or enforcement of the Repurchase Agreement, any other Repurchase Document or any obligation thereunder, to foreclose or take or prosecute any action in connection with the Repurchase Agreement, to bring suit against Seller, Pledgor Guarantor or any other Person, or to file a claim in any Insolvency Proceeding;

(xii) any compromise or settlement of any part of the Repurchase Agreement, any other Repurchase Document, or obligations thereunder or any other amount claimed to be owing under the Repurchase Agreement or any other Repurchase Document;

(xiii) any modification of the Repurchase Agreement or any other Repurchase Document, in any form whatsoever, including any modification made after revocation hereof to any Indebtedness incurred prior to such revocation, and including, without limitation, the renewal, extension, adjustment, indulgence, forbearance, acceleration or other change in time for payment of, or other change in the terms of, the Indebtedness or any portion thereof, including increase or decrease of the rate of interest thereon;

(xiv) any impairment of the value of any interest in any Purchased Assets, Pledged Collateral or any other collateral or security for the Repurchase Obligations or any portion thereof, including, without limitation, the failure to obtain or maintain perfection or recordation of any interest in any such Purchased Assets, Pledged Collateral or any other collateral or security for the Repurchase Obligations, the release of any such Purchased Assets, Pledged Collateral or any other collateral or security for the Repurchase Obligations, including, but not limited to the capital call and related rights pledged under the Capital Call Agreements, in each case, without substitution, and/or the failure to preserve the value of, or to comply with applicable law in disposing of, any such Purchased Assets, Pledged Collateral or any other collateral or security for the Repurchase Obligations, including, but not limited to the capital call and related rights pledged under the Capital Call Agreements;

(xv) the failure of Buyer or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of any collateral, property or security;

(xvi) any change, restructuring or termination of the corporate structure or existence of Seller; or any release, substitution or addition of any other obligor, or any Insolvency Event or Insolvency Proceeding with respect to Seller or Pledgor Guarantor; or

(xvii) any action or inaction of Seller, Pledgor Guarantor or any other Person, or any change of law or circumstances, or any other facts or events which might otherwise constitute a defense available to, or a discharge of, Seller, Pledgor Guarantor or a guarantor or surety.

(c) Without limiting the generality of the foregoing, each Guarantor hereby agrees, acknowledges, and represents and warrants to Buyer as follows:

(i) it hereby unconditionally and irrevocably waives: (A) any defense arising by reason of, and any and all right to assert against Buyer any claim or defense based upon, an election of remedies by Buyer which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes such Guarantor’s subrogation rights, rights to proceed against Seller, the other Guarantor or any other guarantor for reimbursement or contribution, and/or any other rights of such Guarantor to proceed against Seller, the other Guarantor, or against any other guarantor, or against any other person or security, (B) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Seller, the other Guarantor or such Guarantor, (C) any defense based upon the application by Seller of any Purchase Price under the Repurchase Agreement for purposes other than the purposes represented by Seller or the other Guarantor to Buyer or intended or understood by Buyer or Guarantor, (D) any defense based upon any statute or rule of law that provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal, (E) any defense based upon Buyer’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code or any successor statute, (F) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code and (G) any right of subrogation, any right to enforce any remedy that it may have against Seller or any other Person liable for the Guaranteed Obligations and any right to participate in, or benefit from, any security for the Repurchase Agreement or Repurchase Documents now or hereafter held by Buyer.

(ii) Each Guarantor further unconditionally and irrevocably waives any and all rights and defenses that it may have as a result of Seller’s obligations under the Repurchase Documents being backed and/or secured by real property. Among other things, each Guarantor agrees: (1) Buyer may collect from it without first foreclosing on any real or personal property sold by Seller under the Repurchase Agreement and/or in which a security interest has been granted to Buyer pursuant to Article 11 of the Repurchase Agreement (herein “Related Property”), (2) if Buyer forecloses on any

Related Property, then (A) the amount of Seller’s debt and such Guarantor’s obligation hereunder may be reduced only by the price for which such collateral is sold at any foreclosure sale (whether public or private), even if the collateral is worth more than the sale price, and (B) Buyer may collect from it pursuant to the terms of this Guarantee even if Buyer, by foreclosing on any Related Property, has destroyed any right it may have to collect from Seller or its Affiliates. The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses either Guarantor may have because the Guaranteed Obligations are secured by real property. Each Guarantor further waives any rights it may have under Sections 1301 or 1371 of the Real Property Actions and Proceedings Law of the State of New York.

(iii) Each Guarantor further expressly waives to the fullest extent permitted by law any and all rights and defenses, including any rights of reimbursement, indemnification and contribution, that might otherwise be available to it under applicable law.

(iv) Each Guarantor agrees that the performance of any act or any payment that tolls any statute of limitations applicable to the Repurchase Agreement or any Repurchase Document shall similarly operate to toll the statute of limitations applicable to its liability hereunder.

(v) Each Guarantor agrees that (A) its obligations under this Guarantee are independent of the obligations of Seller or any other Person under the Repurchase Documents, (B) a separate action or actions may be brought and prosecuted against it to enforce this Guarantee, irrespective of whether an action is brought against Seller or any other Person or whether Seller or any other Person is joined in any such action, and (C) concurrent actions may be brought hereon against it in the same action, if any, brought against Seller or any other Person or in separate actions, as often as Buyer, in its sole discretion, may deem advisable.

(vi) Each Guarantor is presently informed of the financial condition of Seller and of all other circumstances which diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby covenants that it will make its own investigation and will continue to keep itself informed about Seller’s financial condition, the status of the other Guarantor and any other guarantors, if any, of circumstances which bear upon the risk of nonpayment and that it will continue to rely upon sources other than Buyer for such information and will not rely upon Buyer or any Affiliate of Buyer for any such information. Absent a written request for such information by it to Buyer, each Guarantor hereby unconditionally and irrevocably waives the right, if any, to require Buyer to disclose to it, and unconditionally and irrevocably waives any defense based upon Buyer’s failure to disclose to it, any information which Buyer may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of or revocation by the other Guarantor or by any other guarantor.

(vii) Each Guarantor has independently reviewed the Repurchase Documents and related agreements and has made an independent determination as to the validity and enforceability thereof, and in executing and delivering this Guarantee to Buyer, it is not in any manner relying upon the validity, and/or enforceability, and/or attachment, and/or perfection of any liens or security interests of any kind or nature granted by Seller, the other Guarantor, or any other guarantor to Buyer or any Affiliate of Buyer, now or at any time and from time to time in the future.

6. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by Buyer upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Seller or the other Guarantor or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Seller or the other Guarantor or any substantial part of Seller’s property or the other Guarantor’s property, or otherwise, all as though such payments had not been made.

7. Payments. Each Guarantor hereby agrees that the Guaranteed Obligations will be paid to Buyer without set-off or counterclaim in U.S. Dollars at the address specified in writing by Buyer.

8. Representations and Warranties. Each Guarantor represents and warrants with respect to itself only that:

(a) it has the legal capacity and the legal right to execute and deliver this Guarantee and to perform its obligations hereunder;

(b) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any of its creditors) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

(c) this Guarantee has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of it enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in proceedings in equity or at law);

(d) the execution, delivery and performance of this Guarantee will not violate any law, treaty, rule or regulation or determination of an arbitrator, a court or other governmental authority, applicable to or binding upon it or any of its property or to which it or any of its property is subject (“Requirement of Law”), or any provision of any security issued by it or of any agreement, instrument or other undertaking to which it is a party or by which it or any of its property is bound (“Contractual Obligation”), and will not result in or require the creation or imposition of any lien on any of the properties or revenues of it pursuant to any Requirement of Law or Contractual Obligation of it;

(e) it has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against him or any of its property and all other material taxes, fees or other charges imposed on him or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings);

(f) it (i) has been duly organized and is validly existing under the laws of the State of Maryland (in the case of REIT Guarantor) or Delaware (in the case of Pledgor Guarantor), (ii) is in good standing under the laws of the State of Maryland (in the case of REIT Guarantor) or Delaware (in the case of Pledgor Guarantor) and (iii) is duly qualified and in good standing as a foreign entity in each other jurisdiction in which the conduct of its business requires it to so qualify or be licensed; and

(g) in the case of REIT Guarantor, REIT Guarantor is a REIT.

Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by it on and as of the date of this Guarantee, each Purchase Date, and at all times when any Repurchase Document or Transaction is in full force and effect.

9. Covenants. The terms and provisions relating to Guarantors’ covenants are set forth in Section 5 of the Fee and Pricing Letter, which terms and provisions are incorporated herein by reference.

10. Set-off.

(a) In addition to any rights now or hereafter granted under the Repurchase Documents, Requirements of Law, at law or otherwise, each Guarantor hereby grants to Buyer, to secure repayment of the Guaranteed Obligations, a right of set off upon any and all of the following: monies, securities, collateral or other property of such Guarantor and any proceeds from the foregoing, now or hereafter held or received by Buyer or any Affiliate of Buyer, for the account of such Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general, specified, special, time, demand, provisional or final) and credits, claims or Indebtedness of such Guarantor at any time existing, and any obligation owed by Buyer or any Affiliate of Buyer to such Guarantor and to set-off against any Guaranteed Obligations or Indebtedness owed by such Guarantor and any Indebtedness owed by Buyer or any Affiliate of Buyer to such Guarantor, in each case whether direct or indirect, absolute or contingent, matured or unmatured, whether or not arising under the Repurchase Documents and irrespective of the currency, place of payment or booking office of the amount or obligation and in each case at any time held or owing by Buyer or any Affiliate of Buyer to or for the credit of such Guarantor, without prejudice to Buyer’s right to recover any deficiency. Each of Buyer and each Affiliate of Buyer is hereby authorized upon any amount becoming due and payable by either Guarantor to Buyer under the Repurchase Documents, the Guaranteed Obligations or upon the occurrence of an Event of Default, without notice to either Guarantor, any such notice being expressly waived by each Guarantor to the extent permitted by any Requirements of Law, to set-off, appropriate, apply and enforce such right of set-off against any and all items hereinabove referred to against any amounts owing to Buyer by either Guarantor under the Repurchase Documents and the Guaranteed Obligations, irrespective of whether Buyer or any Affiliate of Buyer shall have made any demand under the Repurchase Documents and regardless of any other collateral securing such amounts, and in all cases without waiver or prejudice of Buyer’s rights to recover a deficiency. Each Guarantor shall be deemed directly indebted to Buyer in the full amount of all amounts owing to Buyer under the Repurchase Documents and the Guaranteed Obligations, and Buyer shall be entitled to exercise the rights of set-off provided for above. ANY AND ALL RIGHTS TO REQUIRE BUYER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO THE PURCHASED ASSETS UNDER THE REPURCHASE DOCUMENTS, THE PLEDGED COLLATERAL OR ANY OTHER COLLATERAL SECURITY FOR THE REPURCHASE OBLIGATIONS, PRIOR TO EXERCISING THE FOREGOING RIGHT OF SET-OFF, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED BY EACH GUARANTOR.

(b) Buyer shall promptly notify Guarantors after any such set-off and application made by Buyer or any of its Affiliates, provided that the failure to give such notice shall not affect the validity of such set-off and application. If an amount or obligation is unascertained, Buyer may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other party when the amount or obligation is ascertained. Nothing in this Section 10 shall be effective to create a charge or other security interest. This Section 10 shall be without prejudice and in addition to any right of set-off, combination of accounts, Lien or other rights to which any party is at any time otherwise entitled.

(c) Each Guarantor hereby waives any right of setoff it has or may have or to which it may be or become entitled under the Repurchase Documents or otherwise against Buyer or any Affiliate of Buyer, or their respective assets or properties.

11. Severability. Any provision of this Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12. Paragraph Headings. The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

13. No Waiver; Cumulative Remedies. Buyer shall not by any act (except by a written instrument pursuant to Section 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or event of default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Buyer, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Buyer of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Buyer would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

14. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and Buyer, provided that, subject to any limitations set forth in the Repurchase Agreement, any provision of this Guarantee may be waived by Buyer in a letter or agreement executed by Buyer and delivered in accordance with Section 15 hereinbelow. This Guarantee shall be binding upon the respective heirs, personal representatives, successors and assigns of each Guarantor and shall inure to the benefit of Buyer, and its respective successors and assigns. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAWS.

15. Notices. Notices by Buyer to Guarantors may be given in writing and sent prepaid by hand delivery, by certified or registered mail, by expedited commercial or postal delivery service, or by facsimile or email if also sent by one of the foregoing, to the address, facsimile number or email set forth under the applicable Guarantor’s signature below or such other address as shall be specified from time to time in a notice to Buyer from a Guarantor. Any of the foregoing communications shall be effective when delivered, if such delivery occurs on a Business Day; otherwise, each such communication shall be effective on the first Business Day following the date of such delivery. Notices to Buyer by Guarantor may be given in the manner set forth in the Repurchase Agreement.

16. SUBMISSION TO JURISDICTION; WAIVERS. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE OTHER REPURCHASE DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE BUYER SHALL HAVE BEEN NOTIFIED; AND

(D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

17. Integration. This Guarantee represents the agreement of Guarantors with respect to the subject matter hereof and there are no promises or representations by Buyer or any Buyer relative to the subject matter hereof not reflected herein.

18. Acknowledgments. Each Guarantor hereby acknowledges that:

(a) It has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the related documents;

(b) Buyer has no fiduciary relationship to it, and the relationship between it and Buyer is solely that of surety and creditor; and

(c) no joint venture exists between or among any of Buyer, either Guarantor and Seller.

19. Intent. Each Guarantor intends for this Guarantee to be a credit enhancement related to a repurchase agreement, within the meaning of Section 101(47) of the Bankruptcy Code and, therefore, for this Guarantee to be itself a repurchase agreement, within the meaning of that Section and Section 559 of the Bankruptcy Code.

20. Compliance with Laws. Each Guarantor has complied in all respects with all Requirements of Laws. Neither Guarantor nor any Affiliate of either Guarantor (a) is an “enemy” or an “ally of the enemy” as defined in the Trading with the Enemy Act of 1917, (b) is in violation of any Anti-Terrorism Laws, (c) is a blocked person described in Section 1 of Executive Order 13224 or to its knowledge engages in any dealings or transactions or is otherwise associated with any such blocked person, (d) is in violation of any country or list based economic and trade sanction administered and enforced by the Office of Foreign Assets Control, (e) is a Sanctioned Entity, (f) has more than ten percent (10%) of its assets located in Sanctioned Entities, or (g) derives more than ten percent (10%) of its operating income from investments in or transactions with Sanctioned Entities. Neither Guarantor is or is controlled by an “investment company” as defined in the Investment Company Act or is exempt from the provisions of the Investment Company Act. Each Guarantor and all Affiliates of each Guarantor are in compliance with the Foreign Corrupt Practices Act of 1977 and any foreign counterpart thereto. Neither Guarantor nor any Affiliate of either Guarantor has made, offered, promised or authorized a payment of money or anything else of value (a) in order to assist in obtaining or retaining business for or with, or directing business to, any foreign official, foreign political party, party official or candidate for foreign political office, (b) to any foreign official, foreign political party, party official or candidate for foreign political office, or (c) with the intent to induce the recipient to misuse his or her official position to direct business wrongfully to either Guarantor, any Affiliate of either Guarantor or any other Person, in violation of the Foreign Corrupt Practices Act.

21. IMPORTANT WAIVERS.

(a) GUARANTOR AND BUYER (BY ITS ACCEPTANCE HEREOF), EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE OR ANY RELATED DOCUMENT AND FOR ANY COUNTERCLAIM HEREIN OR THEREIN.

(b) TO THE EXTENT PERMITTED BY REQUIREMENTS OF LAW, GUARANTOR AND BUYER (BY ITS ACCEPTANCE HEREOF) EACH HEREBY WAIVES ANY RIGHT TO CLAIM OR RECOVER IN ANY LITIGATION WHATSOEVER INVOLVING ANY INDEMNIFIED PERSON, ANY SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND OR NATURE WHATSOEVER OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES, WHETHER SUCH WAIVED DAMAGES ARE BASED ON STATUTE, CONTRACT, TORT, COMMON LAW OR ANY OTHER LEGAL THEORY, WHETHER THE LIKELIHOOD OF SUCH DAMAGES WAS KNOWN AND REGARDLESS OF THE FORM OF THE CLAIM OF ACTION. NO INDEMNIFIED PERSON SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY UNINTENDED RECIPIENTS OF ANY INFORMATION OR OTHER MATERIALS DISTRIBUTED BY IT THROUGH TELECOMMUNICATIONS, ELECTRONIC OR OTHER INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH ANY REPURCHASE DOCUMENT OR THE TRANSACTIONS.

22. Joint and Several Liability.

(a) At all times during which there is more than one (1) Guarantor under this Guarantee, the liability of each Guarantor shall be joint and several and the joint and several obligations of each Guarantor under this Guarantee and the other Repurchase Documents to which it is a party (a) (i) shall be absolute and unconditional and shall remain in full force and effect (or be reinstated) until all the Guaranteed Obligations shall have been satisfied and the expiration of any applicable preference or similar period pursuant to any bankruptcy, insolvency, reorganization, moratorium or similar law, or at law or in equity, without any claim having been made before the expiration of such period asserting an interest in all or any part of any payment(s) received by Custodian or Buyer, and (ii) until such payment has been made and such obligations satisfied, shall not be discharged, affected, modified or impaired on the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of Seller, Buyer, or either Guarantor, (A) the waiver, compromise, settlement, release, termination or amendment (including, without limitation, any extension or postponement of the time for payment or performance or renewal or refinancing) of any or all of the obligations or agreements of Seller or either Guarantor under any Repurchase Document to which it is a party, (B) the failure to give notice to Seller or either Guarantor of the occurrence of an Event of Default under any of the Repurchase Documents, (C) the release, substitution or exchange by Custodian or Buyer of any or all of the Purchased Assets or the Guaranteed Obligations (in each case, whether with or without consideration) or the acceptance by Custodian or Buyer of any additional collateral or the availability or claimed availability of any other collateral or source of repayment or any nonperfection or other impairment of collateral, (D) the release of any Person primarily or secondarily liable for all or any part of the Guaranteed Obligations, whether by Custodian, Buyer or in connection with any voluntary or involuntary liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or similar event or proceeding affecting any or all of Seller or either Guarantor, or any other Person who, or any of whose property or assets, shall at the time in question be obligated in respect of the Guaranteed Obligations or any part thereof, or (E) to the extent permitted by Requirements of Law, any other event, occurrence, action or circumstance that would, in the absence of this Section 22, result in the release or discharge of one or both of the Guarantors from the performance or observance of any obligation, covenant or agreement contained in any Repurchase Document to which it is a party; (b) each Guarantor expressly agrees that Custodian and Buyer shall not be required first to initiate any suit or to exhaust its remedies against Seller, either Guarantor, or any other Person to become liable, or against any of the Purchased Assets, or the Guaranteed Obligations, in order to enforce this Guarantee or the Repurchase Documents and each Guarantor expressly agrees that, notwithstanding the occurrence of any of the foregoing, each Guarantor shall be and remain directly and primarily liable for all sums due under this Guarantee or any of the Repurchase Documents; and, (c) on disposition by Custodian or Buyer of any Property encumbered by any Purchased Assets, or the Guaranteed Obligations, each Guarantor shall be and shall remain jointly and severally liable for any deficiency.

(b) Each Guarantor hereby agrees that, to the extent the other Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against the other Guarantor which has not paid its proportionate share of such payment; provided, however, that the provisions of this Subsection 22(b) shall in no respect limit the obligations and liabilities of each Guarantor to Custodian and Buyer, and, notwithstanding any payment or payments made by a Guarantor (the “paying Guarantor”) hereunder or any set-off or application of funds of the paying Guarantor by Buyer, the paying Guarantor shall not be entitled to be subrogated to any of the rights of Buyer against the other Guarantor or any collateral security or guarantee or right of offset held by Buyer, nor shall the paying Guarantor seek or be entitled to seek any contribution or reimbursement from the other Guarantor in respect of payments made by the paying Guarantor hereunder, until all amounts then due and owing to Buyer by the Guarantors under this Guarantee are paid in full. If any amount shall be paid to the paying Guarantor on account of such subrogation rights at any time when all such amounts shall not have been paid in full, such amount shall be held by the paying Guarantor in trust for Buyer, segregated from other funds of the paying Guarantor, and shall, forthwith upon receipt by the paying Guarantor, be turned over to Custodian as agent for Buyer, in the exact form received by the paying Guarantor (duly indorsed by the paying Guarantor to Custodian as agent for Buyer, if required), to be applied against amounts then due and owing to Buyer by Guarantor under this Guarantee, in such order as Buyer may determine in its sole discretion.

[SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Guarantee Agreement to be duly executed and delivered as of the date first above written.

AG MORTGAGE INVESTMENT TRUST, INC., a Maryland corporation

	By:	/s/ Allan Krinsman
	Name:	Allan Krinsman
	Title:	General Counsel

Address for Notices:
c/o Angelo, Gordon & Co., L.P.
245 Park Avenue
26th Floor
New York, New York 10167
Attention: Brian Sigman

AG MIT, LLC, a Delaware limited liability company

AG MORTGAGE INVESTMENT TRUST, INC., a Maryland corporation, its sole member

	By:	/s/ Allan Krinsman
	Name:	Allan Krinsman
	Title:	General Counsel

Address for Notices:
c/o Angelo, Gordon & Co., L.P.
245 Park Avenue
26th Floor
New York, New York 10167
Attention: Brian Sigman